Exhibit 10.13
STOCK OPTION AGREEMENT
(FORMULA OPTION)
TO:

OPTION DATE:

EXPIRATION DATE:

     In order to provide additional incentive through stock ownership for the members of the Board of Directors of General Binding Corporation (“GBC” or the “Company”) you are hereby granted an Option by GBC, effective as of the Option Date, to purchase 3,000 shares of GBC Common Stock at a price per share of $ ___which is one hundred percent (100%) of the Fair Market Value of GBC Common Stock on the Option Date, subject to the terms and conditions set forth in the “General Binding Corporation Non-Employee Directors 2001 Stock Option Plan” (“Plan”).
     Except as hereinafter provided, with respect to the Option granted hereunder, such option shall vest and become exercisable on the first anniversary of the Option Date described above provided you remain on the Board of Directors of GBC.
     The Option is exercisable at any time after one (1) year following the Option Date, in whole or in part, but only if all of the following conditions are met at the time of exercise:
(i)	the Option, or part thereof, is vested as described above;

(ii)	the date of exercise is on or before the Expiration Date set forth above; and

(iii)	you are a member of the Board of Directors of GBC, or if you are no longer a Director, the date of exercise is in accordance with the Plan.
     In the event of a Change in Control of GBC as defined in the Plan, all Options subject to this Agreement shall vest 100%, whereupon all Options shall become exercisable in full from the effective date of the Change in Control.

     The manner in which you may exercise this Option is by giving written notice to the Vice President, Secretary and General Counsel of GBC accompanied by either 1.) a check in payment of the option price ($       per share) for the number of shares of the Option being exercised as provided in the Plan, or 2.) tendering a sufficient number of previously-acquired shares of GBC Common Stock with a fair market value equal (subject to adjustment for fractional shares) to the cost of the Option being exercised, or any combination of the foregoing. For purposes of this Agreement, “previously-acquired shares” means shares purchased on the open market, or shares purchased from the Company (including by exercise of this or any other option) which have been held for at least six (6) months.
     The Plan provides that no Option may be exercised unless the Plan is in full compliance with all laws and regulations applicable thereto. At the present time this condition is met and GBC will endeavor to keep the Plan in compliance.
     No amendment, modification, or waiver of this Option in whole or in part shall be binding unless consented to in writing by either the Chairman or the President of GBC, and no amendment may cause any participant to be unfavorably affected with respect to any Option already granted hereunder.
     Under current provisions of the Internal Revenue Code, when an Option is exercised by you, you will receive ordinary taxable income equal to the amount, if any, by which the fair market value on the date of exercise exceeds the Option price. In the event federal, state, or local taxes are required by law to be withheld with respect to any exercise of an Option under this Agreement, GBC shall have the authority, without your consent, to deduct or withhold, or require you to remit to GBC, an amount sufficient to satisfy such taxes, which amount may, if you elect, include previously-acquired shares or shares otherwise issuable upon exercise of this Option, which, in either case, have a fair market value equal to not more than the minimum required withholding taxes. Any gain or loss upon a sale of the shares issued to you upon exercise of the Option will be treated as long-term or short-term capital gain or loss depending upon then existing tax laws. The basis of the shares for determining gain or loss at the time of sale will be their fair market value on the date of exercise. Tax laws may change and tax treatment must be determined in accordance with current tax laws. Company counsel should be consulted on your ability to sell your shares.
     This Agreement and the Plan are not intended to qualify for treatment under the provisions of the Employee Retirement Income Security Act of 1974, as amended, (“ERISA”). This Agreement shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. To the extent not preempted by federal law, this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.
     Please sign the copy of this Option agreement and return it to the Company’s Vice President, Secretary & General Counsel, thereby indicating your understanding of and agreement with its terms and conditions. Unless signed and returned by mail or otherwise within thirty (30) days from date of mailing or delivery to you of this agreement, this Option may be deemed

2

withdrawn at the option of GBC. By signing this Agreement you acknowledge receipt of a copy of the Plan. The terms of the Plan shall have precedence over any terms in this Agreement that are inconsistent therewith.

GENERAL BINDING CORPORATION
By:
Chairman

TO:	Vice President, Secretary & General Counsel
General Binding Corporation
I hereby agree to the terms and conditions of this Stock Option Agreement. I also hereby acknowledge receipt of a copy of the General Binding Corporation Non-Employee Directors 2001 Stock Option Plan, and, having read it, I hereby signify my understanding of, and my agreement with its terms and conditions.

Director

Date

3

STOCK OPTION AGREEMENT
(DISCRETIONARY OPTION)
TO:

OPTION DATE:

VESTING DATE:

EXPIRATION DATE:

     In order to provide additional incentive through stock ownership for members of the Board of Directors of General Binding Corporation (“GBC” or the “Company”) you are hereby granted an Option by GBC, effective as of the Option Date, to purchase ___shares of GBC Common Stock at a price per share of $ ___which is one hundred percent (100%) of the Fair Market Value of GBC Common Stock on the Option Date, subject to the terms and conditions set forth in the “General Binding Corporation Non-Employee Directors 2001 Stock Option Plan” (“Plan”).
     Except as hereinafter provided, with respect to the Option granted hereunder, such option shall vest and become exercisable on the six month anniversary of the Option Date described above provided you remain on the Board of Directors.
     The Option is exercisable at any time after the Vesting Date described above, in whole or in part, but only if all of the following conditions are met at the time of exercise:
(i)	the Option, or part thereof, is vested as described above;

(ii)	the date of exercise is on or before the Expiration Date set forth above; and

(iii)	you are a member of the Board of Directors of GBC, or if you are no longer an employee, the date of exercise is in accordance with the Plan.
     In the event of a Change in Control of GBC as defined in the Plan, all Options subject to this Agreement shall vest 100%, whereupon all Options shall become exercisable in full from the effective date of the Change in Control.

     The manner in which you may exercise this Option is by giving written notice to the Vice President, Secretary and General Counsel of GBC accompanied by either 1.) a check in payment of the option price ($         per share) for the number of shares of the Option being exercised as provided in the Plan, or 2.) tendering a sufficient number of previously-acquired shares of GBC Common Stock with a fair market value equal (subject to adjustment for fractional shares) to the cost of the Option being exercised, or any combination of the foregoing. For purposes of this Agreement, “previously-acquired shares” means shares purchased on the open market, or shares purchased from the Company (including by exercise of this or any other option) which have been held for at least six (6) months.
     The Plan provides that no Option may be exercised unless the Plan is in full compliance with all laws and regulations applicable thereto. At the present time this condition is met and GBC will endeavor to keep the Plan in compliance.
     No amendment, modification, or waiver of this Option in whole or in part shall be binding unless consented to in writing by either the Chairman or the President of GBC, and no amendment may cause any participant to be unfavorably affected with respect to any Option already granted hereunder.
     Under current provisions of the Internal Revenue Code, when an Option is exercised by you, you will receive ordinary taxable income equal to the amount, if any, by which the fair market value on the date of exercise exceeds the Option price. In the event federal, state, or local taxes are required by law to be withheld with respect to any exercise of an Option under this Agreement, GBC shall have the authority, without your consent, to deduct or withhold, or require you to remit to GBC, an amount sufficient to satisfy such taxes, which amount may, if you elect, include previously-acquired shares or shares otherwise issuable upon exercise of this Option, which, in either case, have a fair market value equal to not more than the minimum required withholding taxes. Any gain or loss upon a sale of the shares issued to you upon exercise of the Option will be treated as long-term or short-term capital gain or loss depending upon then existing tax laws. The basis of the shares for determining gain or loss at the time of sale will be their fair market value on the date of exercise. Tax laws may change and tax treatment must be determined in accordance with current tax laws. Company counsel should be consulted on your ability to sell your shares.
     This Agreement and the Plan are not intended to qualify for treatment under the provisions of the Employee Retirement Income Security Act of 1974, as amended, (“ERISA”). This Agreement shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with the laws of the State of Illinois.
     Please sign the copy of this Option agreement and return it to the Company’s Vice President, Secretary & General Counsel, thereby indicating your understanding of and agreement with its terms and conditions. Unless signed and returned by mail or otherwise within thirty (30) days from date of mailing or delivery to you of this agreement, this Option may be deemed withdrawn at the option of GBC. By signing this Agreement you acknowledge

2

receipt of a copy of the Plan. The terms of the Plan shall have precedence over any terms in this Agreement that are inconsistent therewith.

GENERAL BINDING CORPORATION
By:
Chairman

TO:	Vice President, Secretary & General Counsel
General Binding Corporation
I hereby agree to the terms and conditions of this Stock Option Agreement. I also hereby acknowledge receipt of a copy of the General Binding Corporation Non-Employee Directors 2001 Stock Option Plan, and, having read it, I hereby signify my understanding or, and my agreement with its terms and conditions.

Director

Date

3